--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Third Quarter Report of The Europe Fund, Inc. On September 30, 1997, the end of the period under review, the Fund's net assets totalled $216.5 million. This represents a net asset value per share of $21.51, a rise of 151.82% from its initial value on May 3, 1990, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 157.08% increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $17.8125 per share on the New York Stock Exchange, which represents a 17.19% discount to the Fund's net asset value per share and a rise of 93.38% from its initial value, assuming reinvestment of dividends and distributions.

  We also enclose an investment review and European market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

        /s/ Anthony M. Solomon                 /s/ J. Loughlin Callahan
          Anthony M. Solomon                     J. Loughlin Callahan
        Chairman of the Board                  President and Treasurer

INVESTMENT REVIEW

  During the third quarter of 1997, your Fund experienced a rise in net asset value of 6.38%, which compares with an increase of 8.28% in the value of the MSCI Europe Index. For 1997 year to date, the Fund's net asset value has increased by 18.32%, which compares with a 23.71% increase in the MSCI Europe Index. These results are recorded in total return and dollar based terms, with net dividends and distributions reinvested.

  European stocks were strong performers over the quarter. Against an economic backdrop of increasing industrial activity, inflation remained subdued. As a result of the weaker DM bloc, this recovery was driven by industrial export activity with domestic consumption remaining depressed in countries such as Germany and France, where unemployment remains high.

  A key market influence during the period was corporate activity, particularly in the financial sector. A notable example was the merger of two Bavarian banks, Hypobank and Vereinsbank. This activity fueled speculation about further consolidation ahead of the introduction of EMU.

  From the month of August, small capitalization stocks began to recover from a period of protracted underperformance.

ECONOMIC AND MARKET OUTLOOK

  Expectations for European growth have been revised upwards as the effect of low interest rates and more competitive currencies feed through to industrial activity. The likelihood of EMU taking place on time has increased. While a weak euro or a delay to the whole project pose the greatest threats to European markets, the present optimism should result in further convergence of European interest rates, giving equities some support. With sustained emphasis on under-researched and emerging companies, the Fund will continue to focus on stock selection and exploit medium-term investment opportunities.

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value as of September 30, 1997 are outlined below:

                                                                   MSCI
                                                     FUND      EUROPE INDEX
                                                    ------   -----------------
Austria...........................................    0.0%           0.6%
Belgium...........................................    0.0            1.8
Czech Republic....................................    0.6            0.0
Denmark...........................................    1.2            1.6
Finland...........................................    2.5            1.4
France............................................   14.5           11.4
Germany...........................................    7.5           14.8
Ireland...........................................    2.1            0.6
Italy.............................................   12.9            5.8

                                                                   MSCI
                                                     FUND      EUROPE INDEX
                                                    ------   -----------------
Netherlands.......................................   14.0%           8.7%
Norway............................................    2.4            1.0
Portugal..........................................    0.6            0.0
Spain.............................................    0.8            4.2
Sweden............................................    8.2            4.4
Switzerland.......................................   11.1           10.7
United Kingdom....................................   21.6           33.0
                                                    ------         -----
                                                    100.0%         100.0%
                                                    ------         -----
                                                    ------         -----

PORTFOLIO SUMMARY

  During the period, notable performers included Banco Ambroveneto, Credito Italiano, Hays, La Rinascente and Mediolanum. Over the quarter, the Fund established a position in Forth Ports.

  The Fund's ten largest equity holdings at September 30, 1997 were:

TOTAL

  Total is one of the leading French oil companies. It has the highest reserve replacement ratio among its European peer group at over 200% and the second lowest finding cost ratio. Total has a strong balance sheet and we expect its production profile to increase by 70% by the year 2000 as a result of discoveries made in the Far East and Latin America. In view of the earnings outlook, we believe that the stock is attractively valued relative to its European peer group.

ROYAL DUTCH PETROLEUM

  The Royal Dutch/Shell Group is the largest oil company in the world and among the ten biggest chemical companies. Because of its diversity, the Group's earnings are less sensitive to oil prices than is the case with other oil companies. We believe that the restructuring now being implemented by management should yield positive results in the medium term. Merger discussions with Texaco are ongoing in relation to the U.S. downstream operations of Shell. News on the rationalization of the European refining and marketing business is expected in the near future, while the chemicals business is also being reorganized. Management is strongly committed to improving the Group's return on capital, while the Group's financial flexibility (cash and cash equivalents in excess of $12 billion) is expected to be used in a more rewarding manner to shareholders.

LA RINASCENTE

  La Rinascente is the leading Italian food and non-food retailer. Auchan, the French retailer, has taken a stake and is injecting its strong management into the Italian operations. L'heureux, the Chief Executive of Auchan, has targeted a 30% increase in sales per square meter in La Rinascente's hyper-markets, which would lead to margin expansion.

HAYS

  The Hays Group operates in the business services and distribution market. It has a strong position in its U.K. domestic market as well as enticing expansion opportunities abroad. A string of successful acquisitions has trebled the company's market value over the last seven years. We believe recent results indicate that above average growth may be expected in the medium term.

ABB

  Asea Brown Boveri Group (ABB), which is primarily involved in the provision of infrastructure services, divides its activities between more than 1,000 companies and is present in over 130 countries worldwide. The bulk of its business is related to the generation and subsequent distribution of power, while the remainder of its activities is spread among such diverse areas as transportation, robotics and financial services. Geographically, while predominately involved in Europe, ABB has, in recent years, sought to expand its activities in the Far East. ABB has been proactive in switching its manufacturing facilities from high cost countries towards lower cost countries and, in our opinion, is well placed to benefit from a recovery in infrastructure expenditure both in Europe and in lesser developed countries.

ELF AQUITAINE

  Elf Aquitaine is an integrated oil company with chemicals, pharmaceuticals and beauty products interests. The company aims to break through a 12% return on equity target within the medium term (extending its current objective of reaching 10% by 1998), while accelerating growth in upstream production and specialty chemicals. Further cost cutting, disciplined capital allocation and management focus on shareholder value creation are central tenets of this strategy. The company continues to trade at a discount to the European oil sector average, but with a gross yield of 40% above that of the sector.

ROCHE HOLDINGS

  Roche is Switzerland's second largest pharmaceuticals group and is attractively valued, especially in relation to its U.S. peers. It has a very strong financial position, which should allow it to take part in the continuing consolidation of the pharmaceutical sector. There are a number of promising drugs in development (particularly in the cardiovascular, virology and obesity areas) which should allow for sustainable high single-digit sales growth as new products take over from current drugs. In addition, diagnostics sales are expected to grow strongly over the next few years, with new opportunities in disease management. Roche has also recently acquired Tastemaster (a U.S. based manufacturer of flavors), which strengthens its fragrances and flavors division.

UNILEVER

  Unilever is one of the world's largest producers of consumer goods involved in the production of foods, drinks, detergents, and personal products. While trading conditions continue to remain difficult, the company is in the midst of a restructuring process under the leadership of a dynamic new management group. As part of the restructuring process, the company has recently decided to sell its specialty division, which may result in increasing shareholder value.

GKN

  GKN operates in the automotive components and defense engineering markets. Recent interim results were well above expectations, driven mainly by the automotive division. Demand rose strongly in continental Europe and Britain. We believe that the company remains financially sound and is one of the leading organizations in its sector.

BAYER

  Bayer is a diversified company, with businesses in chemicals, healthcare and imaging technology and remains a core holding within the pan-European chemicals sector. Management is very eager to embrace the concept of shareholder value and has continued its restructuring efforts and extended incentive programs.

-----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 1997 (UNAUDITED)

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
COMMON STOCKS & WARRANTS -- 92.0%
                  CZECH REPUBLIC--0.6%
        50,000    +Central European Media Enterprises (Series
                    A).......................................  $   1,337,500
                  --Consumer Goods
                                                               -------------
                                                                   1,337,500
                                                               -------------
                  DENMARK--1.1%
        37,516    Unidanmark (Series A)......................      2,424,162
                  --Banking
                                                               -------------
                                                                   2,424,162
                                                               -------------
                  FINLAND--1.9%
        55,000    Hackman Oy (Series A)......................      1,902,627
                  --Consumer Goods
        46,332    Metra (Series B)...........................      1,348,413
                  --Machinery & Engineering
        50,000    Outokumpu Oy...............................        909,950
                  --Metals--Non-Ferrous
                                                               -------------
                                                                   4,160,990
                                                               -------------
                  FRANCE--14.0%
        14,240    +Axime.....................................      1,539,797
                  --Electrical & Electronics
        46,000    BIC........................................      3,401,267
                  --Recreation & Other Consumer Goods
        28,600    But........................................      1,406,589
                  --Services
        45,000    Cipe France................................      2,031,261
                  --Business & Public Services
        36,008    Compagnie Generale des Eaux................      4,233,239
                  --Business & Public Services
        32,808    +Compagnie Generale des Eaux Warrants
                    (a)......................................         17,683
                  --Business & Public Services
        40,000    Elf Aquitaine..............................      5,335,849
                  --Energy Sources

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
         8,000    Pinault Printemps Redoute..................  $   3,749,916
                  --Merchandising
        67,745    Total (Class B)............................      7,747,567
                  --Energy Sources
        11,446    Valeo......................................        751,088
                  --Machinery & Engineering
                                                               -------------
                                                                  30,214,256
                                                               -------------
                  GERMANY--3.6%
        89,841    BASF.......................................      3,241,450
                  --Chemicals
       112,000    Bayer......................................      4,455,805
                  --Chemicals
                                                               -------------
                                                                   7,697,255
                                                               -------------
                  IRELAND--2.0%
       259,970    Bank of Ireland............................      3,242,094
                  --Banking
       195,075    +Ryanair Holdings..........................      1,119,989
                  --Transportation
                                                               -------------
                                                                   4,362,083
                                                               -------------
                  ITALY--12.4%
       326,679    Banca Popolare di Brescia..................      2,410,873
                  --Banking
       209,674    Banco Ambrosiano Veneto....................      1,473,900
                  --Banking
       895,999    Credito Italiano (Ordinary)................      2,423,863
                  --Banking
       674,289    +Credito Italiano Call Warrants (b)........      1,140,546
                  --Banking
       560,000    Ente Nazionale Idrocarburi.................      3,526,154
                  --Oil Refining & Marketing
       133,533    Industrie Natuzzi (ADR)....................      3,163,063
                  --Appliances & Household Durables

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
       919,307    La Rinascente..............................  $   7,050,701
                  --Merchandising
        50,000    Luxottica Group (ADR)......................      2,846,875
                  --Health & Personal Care
       172,444    Mediolanum.................................      2,796,983
                  --Insurance
                                                               -------------
                                                                  26,832,958
                                                               -------------
                  NETHERLANDS--13.5%
        34,600    Aalberts Industries........................      1,042,797
                  --Capital Equipment
       150,000    Elsevier...................................      2,177,517
                  --Broadcasting & Publishing
        27,650    Gucci Group (NY Registered)................      1,296,094
                  --Consumer Goods
        93,377    ING Groep..................................      4,287,049
                  --Financial Services
        82,000    N.V. Koninklijke KNP.......................      2,236,588
                  --Forest Products & Paper Materials
        75,335    Nutricia Ver Bedrj.........................      2,262,926
                  --Food & Household Products
       128,000    Royal Dutch Petroleum Company..............      7,162,548
                  --Oil Refining & Marketing
        21,300    Unilever...................................      4,545,027
                  --Consumer Goods
       180,000    Ver Ned Uitgevers Bezit....................      4,177,215
                  --Broadcasting & Publishing
                                                               -------------
                                                                  29,187,761
                                                               -------------
                  NORWAY--2.3%
       810,000    Christiania Bank Kreditkasse...............      2,796,331
                  --Banking
        39,500    Fokus Bank.................................        342,302
                  --Finance
       100,000    Schibsted..................................      1,747,266
                  --Broadcasting & Publishing
                                                               -------------
                                                                   4,885,899
                                                               -------------
----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
                  PORTUGAL--0.6%
        76,499    +Electricidade de Portugal.................  $   1,314,494
                  --Utilities--Electric & Gas
                                                               -------------
                                                                   1,314,494
                                                               -------------
                  SPAIN--0.8%
            17    +A.B. Capital Fund*........................        352,038
                  --Business & Public Services
         7,100    Acerinox...................................      1,341,058
                  --Materials
                                                               -------------
                                                                   1,693,096
                                                               -------------
                  SWEDEN--7.8%
       410,000    ABB (Series B).............................      5,781,345
                  --Electrical & Electronics
       100,000    Avesta Sheffield...........................        955,431
                  --Metals--Steel
        32,400    Hennes & Mauritz...........................      1,415,434
                  --Merchandising
        85,580    Hoganas (Series B).........................      3,061,987
                  --Machinery & Engineering
        58,082    Securitas (Series B).......................      1,381,593
                  --Health & Personal Care
       120,000    Svedala Industri...........................      2,799,083
                  --Machinery & Engineering
        80,000    Svenska Stal (Series B)....................      1,655,201
                  --Metals--Non-Ferrous
                                                               -------------
                                                                  17,050,074
                                                               -------------
                  SWITZERLAND--10.6%
         3,376    Adecco.....................................      1,358,388
                  --Services
         2,620    Baloise Holding Ltd. (Registered)..........      4,054,612
                  --Insurance
           560    Bobst (Bearer).............................        885,893
                  --Machinery & Engineering
         7,391    Hero (Bearer)..............................      4,092,272
                  --Food & Household Products
         2,688    Novartis (Registered)......................      4,122,869
                  --Health & Personal Care

----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
           600    Roche Holdings.............................  $   5,323,612
                  --Health & Personal Care
         3,000    SMH (Bearer)...............................      1,786,918
                  --Consumer Goods
         1,043    Stratec Holding (Series B)
                    (Registered).............................      1,445,522
                  --Medical Supplies
                                                               -------------
                                                                  23,070,086
                                                               -------------
                  UNITED KINGDOM--20.8%
       512,000    Amvescap (Ordinary)........................      3,426,569
                  --Financial Services
       265,000    Bemrose (Ordinary).........................      1,841,976
                  --Forest Products & Paper Materials
       415,809    Birkby (Ordinary)..........................      1,067,471
                  --Real Estate
       250,000    British Airport Authority (Ordinary).......      2,427,955
                  --Business & Public Services
       320,620    +British Biotechnology Group (Ordinary)....        815,335
                  --Health & Personal Care
       166,228    Devro (Ordinary)...........................      1,037,334
                  --Food & Household Products
        10,000    Forth Ports................................        100,912
                  --Transportation
       200,000    GKN (Ordinary).............................      4,520,880
                  --Machinery & Engineering
       179,303    Grand Metropolitan (Ordinary)..............      1,713,855
                  --Food & Household Products
       250,000    Great Universal Store (Ordinary)...........      2,787,203
                  --Merchandising
     1,551,910    Halma (Ordinary)...........................      3,432,828
                  --Machinery & Engineering
----------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                       VALUE
----------------------------------------------------------------------------
       550,000    Hays (Ordinary)............................  $   6,233,971
                  --Business & Public Services
       380,000    Marks & Spencer (Ordinary).................      3,886,827
                  --Merchandising
       100,000    Reuters Holdings (Ordinary)................      1,186,731
                  --Business & Public Services
        65,843    Schroders (Ordinary).......................      2,054,443
                  --Finance
       195,000    Serco Group (Ordinary).....................      2,628,972
                  --Business & Public Services
       200,000    United News & Media (Ordinary).............      2,513,932
                  --Broadcasting & Publishing
       200,000    Vendome Luxury Group (Units)...............      1,443,452
                  --Merchandising
       220,000    Wolseley (Ordinary)........................      1,824,014
                  --Building Materials & Components
                                                               -------------
                                                                  44,944,660
                                                               -------------
                  Total Common Stocks & Warrants
                    (cost--$140,199,125).....................    199,175,274
                                                               -------------
PREFERRED STOCKS -- 3.7%
                  GERMANY--3.7%
        17,363    Marschollek, Lautenschlaeger Und Partner
                    (Non-Voting).............................      4,182,909
                  --Financial Services
        35,412    Rhoen Klinikum (Non-Voting)................      3,784,917
                  --Health & Personal Care
                                                               -------------
                                                                   7,967,826
                                                               -------------
                  Total Preferred Stocks
                    (cost--$3,335,797).......................      7,967,826
                                                               -------------

----------------------------------------------------------------------------
                                                                  MARKET
 FACE AMOUNT                     DESCRIPTION                       VALUE
----------------------------------------------------------------------------
CONVERTIBLE BONDS -- 0.4%
                  FINLAND--0.4%
 FIM 4,550,000    Lansivoima, 7.425% due 3/29/01.............  $     928,659
                  --Utilities--Electric & Gas
                                                               -------------
                                                                     928,659
                                                               -------------
                  Total Convertible Bonds
                    (cost--$822,250).........................        928,659
                                                               -------------
                  Total Investments--96.1%
                    (cost--$144,357,172) (c)                   $ 208,071,759
                  Unrealized Depreciation on Foreign Currency
                    Exchange Contracts-- 0.0% (d)............        (26,638)
                  Other Assets in Excess of
                    Liabilities--3.9%........................      8,457,924
                                                               -------------
                  Net Assets--100.0%.........................  $ 216,503,045
                                                               -------------
                                                               -------------

------------------------------
 +  Non-income producing security.

ADR American Depository Receipt

 * Investment in restricted security with an aggregate value of $352,038, representing 0.16% of net assets at September 30, 1997. The investment was acquired on October 22, 1990 and September 5, 1991 for $759,153.

(a) The warrants enable the holder to subscribe to one ordinary share for every 40 warrants held at FF 900 per share until May 2, 2001.
(b) The warrants enable the holder to subscribe to one ordinary share for every one warrant held at ITL 1705 per share until November 30, 1997.
(c) The United States Federal income tax basis of the Fund's investments at September 30, 1997 was $144,357,172 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $63,714,587 (gross unrealized appreciation--$66,063,807; gross unrealized depreciation--$2,349,220).

(d) Foreign Currency Exchange Contracts as of September 30, 1997 are as follows:

                                                                   Net
                               In                               Unrealized
            Contracts to    Exchange    Settlement              Appreciation
  Sales        Deliver         For         Date       Value     (Depreciation)
--------------------------------------------------------------------------
--------------------------------------------------------------------------

ESP            19,215,800  $  129,880   10/01/97    $  128,706  $   1,174
ITL         1,966,859,480   1,129,730   10/01/97     1,139,350     (9,620)
ITL           388,199,230     223,746   10/01/97       224,874     (1,128)
ITL         1,903,444,000   1,104,663   10/03/97     1,102,615      2,048
                           -----------              ----------  ----------
                           $2,588,019               $2,595,545  $  (7,526)
                           -----------              ----------  ----------
                           -----------              ----------  ----------


                                                                   Net
                               In                               Unrealized
            Contracts to    Exchange    Settlement              Appreciation
Purchases      Receive         For         Date       Value     (Depreciation)
--------------------------------------------------------------------------
--------------------------------------------------------------------------

GBP                49,051  $   79,266   10/01/97    $   79,198  $     (68)
NLG             4,202,300   2,129,904   10/01/97     2,110,860    (19,044)
                           -----------              ----------  ----------
                           $2,209,170               $2,190,058  $ (19,112)
                           -----------              ----------  ----------
                           -----------              ----------  ----------
                                                                $ (26,638)
                                                                ----------
                                                                ----------

-------------------------------------------------------------

DIRECTORS AND OFFICERS

  ANTHONY M. SOLOMON, Chairman of the Board and Director
  GEORGE F. BENNETT, Director
* SIR ARTHUR BRYAN, Director
  PETER STORMONTH DARLING, Director
  LEON N. LEVY, Director
* J. MURRAY LOGAN, Director
* JAMES S. MARTIN, Director
  FRANCOIS-XAVIER ORTOLI, Director
  J. LOUGHLIN CALLAHAN, President and Treasurer
  STEVEN W. GOLANN, Vice President
  RITA J. KLEINMAN, Secretary
  THADDEA M. FELDMAN, Assistant Secretary
  AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

------------------------------------------------

EXECUTIVE OFFICES--
780 Third Avenue
New York, New York 10017
(For latest net asset value and requests for Fund Reports, please call 1 (800) 543-6217 or (609) 282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd. (Regulated by IMRO), relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO.)

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX."

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN-SUMMARY

  An automatic Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224

Address Shareholder Inquiries To:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286

Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                                QUARTERLY REPORT
                               SEPTEMBER 30, 1997